UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2008

Triad Guaranty Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22342	56-1838519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 South Stratford Road

Winston-Salem, North Carolina 27104

(Address of principal executive offices) (zip code)

(336) 723-1282

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

On May 2, 2008, Triad Guaranty Inc. issued a press release announcing that it has entered into an exclusive arrangement with Lightyear Capital LLC, a New York-based private equity firm focused on financial services, to negotiate definitive agreements that would result in the creation of a new monoline mortgage insurance company that also would provide various forms of administrative and financial support to Triad Guaranty Inc. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

     (d)     Exhibits

Exhibit Number          Description

99.1           Press Release dated May 2, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triad Guaranty Inc.

/s/ Kenneth S. Dwyer
May 2, 2008	Kenneth S. Dwyer
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number          Description

        99.1                      Press Release dated May 2, 2008